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                                                               EXHIBIT G to
                                                     Unit 2 First Amendment


                TNP SECOND LIEN MORTGAGE MODIFICATION NO. 2

    THIS INSTRUMENT MODIFIES AND AMENDS AN INSTRUMENT WHICH
                 GRANTED A
           SECURITY INTEREST BY A UTILITY AND WHICH CONTAINED
             AFTER-ACQUIRED PROPERTY PROVISIONS PURSUANT TO
         SUBCHAPTER 35A OF THE TEXAS BUSINESS AND COMMERCE CODE


                        SECOND LIEN MORTGAGE AND
                 DEED OF TRUST (WITH SECURITY AGREEMENT)
          MODIFICATION, EXTENSION AND AMENDMENT AGREEMENT NO. 2



     THIS SECOND LIEN MORTGAGE AND DEED OF TRUST (WITH SECURITY AGREEMENT) MODIFICATION, EXTENSION AND AMENDMENT AGREEMENT NO.
2
("TNP Second Lien Mortgage Modification No. 2") dated as of September 21, 1993, is executed and delivered by TEXAS-NEW MEXICO POWER COMPANY, a Texas corporation ("Mortgagor"), having an office at 4100 International Plaza, 820 Hulen Towers, Fort Worth, Texas 76109, Attention: D. R. Barnard, to DONALD H. SNELL, having an office at Suite 1030, 200 Crescent Court, Dallas, Texas 75201, as mortgage trustee ("Mortgage Trustee"), for the benefit of the Secured Parties, as described in the Credit Agreement (hereinafter defined). Unless otherwise described or defined herein, all terms used in this TNP Second Lien Mortgage Modification No. 2 shall have the same meanings herein as are assigned to such terms in that certain Unit 2 First Amended and Restated Project Loan and Credit Agreement dated as of January 8, 1992 as amended by the First Amendment (hereinafter defined) (as so amended, and as further amended, "Credit Agreement") among Mortgagor, TEXAS GENERATING COMPANY II ("Borrower"), the banks party thereto ("Banks"), and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) as agent for the Banks and the Replacement Note Holders (the "Agent").


                           W I T N E S S E T H:

                                 Recitals

     A. As of October 1, 1988, Mortgagor executed and delivered to Mortgage Trustee, for the benefit of the Secured Parties, a certain Second Lien Mortgage and Deed of Trust (with Security Agreement) ("TNP Second Lien Mortgage"), granting to Mortgage Trustee, for the benefit of the Secured Parties, a second lien


            TNP SECOND LIEN MORTGAGE MODIFICATION NO.2
<PAGE 1>

 against property of Mortgagor located in the State of Texas ("Second Lien Mortgage Trust Estate") and more particularly described in the TNP Indenture (as defined in the TNP Second Lien Mortgage), which TNP Second Lien Mortgage was filed with the Secretary of State of Texas on October 4, 1988, as Utility Security Instrument Number 229147. The lien created by the TNP Second Lien Mortgage is subordinate by its own terms to the lien of the TNP Indenture.

     B. By its terms, the TNP Second Lien Mortgage excluded from the Second Lien Mortgage Trust Estate certain real property located in Robertson County, Texas (the "Property") since no portion thereof was then owned by Mortgagor.

     C. Pursuant to a certain Warranty Deed dated as of October 1, 1988 and recorded in Volume 521 at Page 532 of the
Public Records of Robertson County, Texas, Project Funding
Corporation conveyed 7.466 acres of the Property ("Unit 2
Property") to Texas TPFC, Inc. (the Property less and except the
Unit 2 Property, hereinafter called the "Robertson County
Property").

     D. On December 27, 1990, pursuant to the Facility Purchase Agreement, Mortgagor purchased an undivided 30/345 interest in the Robertson County Property (including Unit 1 located thereon) which interest was conveyed to Mortgagor by that certain Conveyance and Bill of Sale recorded in Volume 556 at Page 653 of the Public Records of Robertson County, Texas.

     E. The Alternative Assumption Date occurred as of May 31, 1991. Effective as of that date, the Unit 2 Property was conveyed to the Borrower pursuant to a certain Conveyance and Bill of Sale dated effective May 31, 1991, recorded on July 26, 1991 in Volume 566 at Page 283 of the Public Records of Robertson County, Texas. Contemporaneously therewith, all of the Obligations under the terms of the Credit Agreement were assumed by the Borrower pursuant to a certain Assumption Agreement recorded on July 26, 1991 in Volume 566 at Page 252 of the Public Records of Robertson County, Texas. Also contemporaneously therewith, the obligations of Mortgagor under that certain Guaranty dated as of May 31, 1991 ("Guaranty") became effective and pursuant thereto, Mortgagor (sometimes hereinafter called "Guarantor") guarantees the Obligations that were assumed by the Borrower.

     F. On January 8, 1992, Mortgagor and the Agent, on behalf of the Secured Parties, executed that certain Second Lien
Mortgage and Deed of Trust (With Security Agreement)
Modification, Extension and Amendment Agreement (the "Second Lien
Mortgage Modification No. 1"), to among other things, further

            TNP SECOND LIEN MORTGAGE MODIFICATION NO.2


<PAGE 2>

 modify the TNP Second Lien Mortgage to clarify and confirm that any portion of the Trust Estate under the TNP Indenture (as defined in the TNP Second Lien Mortgage) located in Robertson County, Texas then owned or thereafter acquired by the Mortgagor would be included as a part of the Second Lien Trust Estate.

     G.   On January 27, 1992, pursuant to the Facility Purchase
Agreement (as defined in the Unit 1 Credit Agreement), Mortgagor purchased an additional undivided 45/345 interest in the Robertson County Property (including Unit 1 located thereon).

     H. On the date hereof, pursuant to the Facility Purchase Agreement (as defined in the Unit 1 Credit Agreement), Mortgagor has purchased an additional undivided 65/345 interest in the Robertson County Property (including Unit 1 located thereon).

     I.   On the date hereof, pursuant to the Facility Purchase
Agreement, Mortgagor purchased an undivided 75.75/288.5 interest in the Unit 2 Property (including Unit 2 located thereon).

     J. Although all of the undivided interests described in Recitals G, H and I are presently subject to the liens of the TNP
Second Lien Mortgage by reason of provision to that effect therein, the parties desire to reflect this fact of record.

     K. Mortgagor and the Agent, on behalf of the Secured Parties, have modified the TNP Second Lien Mortgage to clarify and confirm that, any portion of the Robertson County Trust Estate Property owned by or acquired by the Mortgagor shall be included as a part of the Second Lien Mortgage Trust Estate. The Mortgagor and the Agent, on behalf of the Secured Parties, have executed and delivered the TNP Second Lien Mortgage Modification dated as of January 8, 1992 and caused it to be filed with the Secretary of State of the State of Texas.

     L. Borrower, Mortgagor and the Agent, on behalf of the Secured Parties, have agreed, as set forth in the First Amendment (defined below), to modify the terms of the Credit Agreement in order to permit Mortgagor and Borrower to secure Permitted Collateralized Indebtedness with the Collateral, adjust the terms of payment thereunder and to extend the dates for payments required thereby, and to make other modifications all as set forth in and subject to the terms and conditions of the Credit Agreement.

     M.   The Agent is authorized by Section 15.01 of the Credit
Agreement to execute and deliver this Agreement.

            TNP SECOND LIEN MORTGAGE MODIFICATION NO.2

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                                Agreements

     NOW, THEREFORE, in consideration of the premises and of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the TNP Second Lien Mortgage, as previously modified by the TNP Second Lien Mortgage Modification, is hereby modified, extended and amended as follows:

     1. Amendment to TNP Second Lien Mortgage. The Mortgagor, to further secure the Obligations in the manner and to the extent provided in the TNP Second Lien Mortgage as modified by the Second Lien Mortgage Modification No. 1 and this TNP Second Lien Mortgage Modification No. 2, and the performance and observance by the Mortgagor of all of the covenants, warranties, representations and other obligations contained in the Project Documents which are to be performed by it and to expressly subject to the liens and security interests of the TNP Second Lien Mortgage additional property acquired by Mortgagor since the date of execution and delivery of the TNP Second Lien Mortgage, Mortgagor does hereby BARGAIN, SELL, GRANT, CONVEY, TRANSFER, MORTGAGE, PLEDGE AND ASSIGN to the Mortgage Trustee and his successors and substitutes in trust hereunder for the benefit of the Secured Parties, the following property:

     (a) that certain 45/345 undivided interest in and to those certain lands, Unit 1 and certain property rights appurtenant to said lands and Unit 1, all as described and conveyed by that certain Conveyance and Bill of Sale from Texas Generating Company to Mortgagor recorded in Volume 573 at Page 552 of the Public Records of Robertson County, Texas; and

     (b) that certain 65/345 undivided interest in and to those certain lands, Unit 1 and certain property rights appurtenant to said lands and Unit 1, all as described and conveyed by that certain Conveyance and Bill of Sale of even date herewith from Texas Generating Company to Mortgagor recorded on the date hereof in Volume [__] at Page [__] of the Public Records of Robertson County, Texas; and

     (c) that certain 75.75/288.5 undivided interest in and to those certain lands, Unit 2 and certain property rights appurtenant to said lands and Unit 2, all as described and conveyed by that certain Conveyance and Bill of Sale of even date herewith from Texas Generating Company II to Mortgagor recorded in Volume [__] at Page [__] of the Public Records of Robertson County, Texas (the undivided interests referred to in clauses (a) and

            TNP SECOND LIEN MORTGAGE MODIFICATION NO.2

<PAGE 4>

 (b) above and this clause (c), collectively referred to herein as, the "Additional Trust Estate Property").

TO HAVE AND TO HOLD the said Additional Trust Estate Property unto the Mortgage Trustee, his successors and assigns, forever, and Mortgagor does hereby bind itself, its successors and assigns to warrant and forever defend the title to the Additional Trust Estate Property unto the Mortgage Trustee for the benefit of the Secured Parties, against the claims and demands of all persons whomsoever, except those claiming under Permitted Encumbrances, and second and subordinate in all respects to the lien and security interest of, and other rights and benefits granted to the trustee in the TNP Indenture.

     2. Modification of Terms of the Credit Agreement. The terms of the Credit Agreement are amended and modified pursuant to the Amendment No. 1 (the "First Amendment") dated as of September 21, 1993 among the Mortgagor, the Borrower, the Banks and the other parties thereto. The First Amendment, among other things, and subject to certain conditions precedent, provides for
(i) rescheduling the amounts and dates of certain repayments, including extension of the Final Maturity Date to December 31, 1998; (ii) increasing interest rates on the Project Loans; (iii) adding certain fees payable to the Agent and the Banks; (iv) providing the Borrower with a revolving credit facility; and (v) providing for the issuance of Subsequent Replacement Notes (hereinafter described). Under the Credit Agreement, the Loans made originally to TPFC and assumed by TGC II on the Alternative Assumption Date and the Loans made to TGC II after the Alternative Assumption Date were evidenced by a Project Note held by each Bank. Under the terms of the Credit Agreement, subject to certain conditions precedent, TNP may purchase a portion of the Loans. Such purchase is to be made pro rata from the Banks which shall make an entry on their respective Project Notes of the amount so purchased and correspondingly reduce the amount of the principal due on said Project Notes. Simultaneously, TGC II shall issue a substitution and replacement promissory note (a "Subsequent Replacement Note") to TNP to evidence the aggregate principal amount of the Loans purchased by TNP which now constitute a part of the Obligations as described in the Credit Agreement. Therefore, the aggregate of the principal amount of all the Loans under the Credit Agreement, as evidenced by the Project Notes and the Replacement Note, shall not be changed as a result of the issuance of any Subsequent Replacement Note.

     3. Effect of Modification. The Loans, whether evidenced by Project Notes or the Replacement Notes, and all other Obligations as described in the Credit Agreement are secured by the liens, security interests and assignments of the TNP Second Lien Mortgage and the other Security Documents. The validity and

            TNP SECOND LIEN MORTGAGE MODIFICATION NO.2

<PAGE 5>

 priority of the liens, security interests and assignments of the TNP Second Lien Mortgage shall not be extinguished, impaired, reduced, released or adversely affected by the terms of this TNP Second Lien Mortgage Modification No. 2 or the First Amendment.

     4. Extension of Rights and Liens. The Mortgagor hereby extends all rights, titles, liens, security interests, assignments, powers and privileges securing the Obligations as described in the Credit Agreement by virtue of the TNP Second Lien Mortgage until all of such Obligations have been paid in full and agrees that the execution of this TNP Second Lien Mortgage Modification No. 2 shall in no manner impair the rights, titles, liens, security interests, assignments, powers and privileges existing by virtue of the TNP Second Lien Mortgage, as they are extended and modified hereby.

     5. Joinder of Guarantor. Contemporaneously with the execution and delivery of this TNP Second Lien Mortgage Modification No. 2, and as consideration therefor, Mortgagor, as the Guarantor, hereby confirms and consents to each and every of the terms and conditions of this TNP Second Lien Mortgage Modification No. 2 and the First Amendment, and agrees that the terms and conditions of the Guaranty are in full force and effect and unaffected by the execution by Borrower and Mortgagor of the First Amendment and this TNP Second Lien Mortgage Modification No. 2, and acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the Guaranty.

     6. Successors and Assigns. This TNP Second Lien Mortgage Modification No. 2 shall be binding upon the successors and assigns of Mortgagor, the Secured Parties and the Collateral Agent, and shall inure to the benefit of the successors and assigns of the Secured Parties; provided, however, nothing contained in this Section 6 is intended to authorize TNP or the Borrower to assign any of the Obligations or to sell any of the Second Lien Mortgage Trust Estate except in accordance with the Credit Agreement and the Facility Purchase Agreement.

     7. Counterparts. This TNP Second Lien Mortgage Modification No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto many execute this TNP Second Lien Mortgage Modification No. 2 by signing any such counterpart.

            TNP SECOND LIEN MORTGAGE MODIFICATION NO.2

<PAGE 6>


     EXECUTED as of the date first hereinabove written.


                              SECURED PARTIES:

                              THE CHASE MANHATTAN BANK (NATIONAL
                                ASSOCIATION), as Agent


                              By:/s/ Bettylou J. Robert
                                 Title: Vice President



                              MORTGAGOR:

                              TEXAS-NEW MEXICO POWER COMPANY,
                                a Texas corporation


                              By:/s/ D. R. Barnard
                                 Title: Sector Vice President &
                                          Chief Financial Officer

The undersigned hereby
consents and agrees to the
foregoing pursuant to
Section 1(c) of the
Intercreditor Agreement
as defined in the
Credit Agreement.

THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION),
  as Collateral Agent


By:/s/ Bettylou J. Robert
   Title: Vice President

            TNP SECOND LIEN MORTGAGE MODIFICATION NO.2

<PAGE 7>





STATE OF NEW YORK

COUNTY OF NEW YORK

     This instrument was acknowledged before me on the 27th day of September, 1993, by Bettylou J. Robert, Vice President of THE
CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Agent.


                              /s/ Elizabeth A. Sullivan
                              NOTARY PUBLIC in and for
                              the State of NEW YORK
My Commission Expires:
                              /s/ Elizabeth A. Sullivan
February 1, 1995              Typed or Printed Name of Notary

            TNP SECOND LIEN MORTGAGE MODIFICATION NO.2

<PAGE 8>




STATE OF NEW YORK

COUNTY OF NEW YORK

     This instrument was acknowledged before me on the 27th day of September, 1993, by Bettylou J. Robert, Vice President of THE
CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Collateral Agent.


                              /s/ Elizabeth A. Sullivan
                              NOTARY PUBLIC in and for
                              the State of NEW YORK
My Commission Expires:
                              /s/ Elizabeth A. Sullivan
February 1, 1995              Typed or Printed Name of Notary

            TNP SECOND LIEN MORTGAGE MODIFICATION NO.2

<PAGE 9>




THE STATE OF NEW YORK

COUNTY OF NEW YORK

     This instrument was acknowledged before me on the 27th day of September, 1993, by D. R. Barnard, Sector Vice President & CFO of TEXAS-NEW MEXICO POWER COMPANY, a Texas corporation, on behalf of said corporation.


                              /s/ Aisha Piracha
                              NOTARY PUBLIC in and for
                              the State of TEXAS
My Commission Expires:
                              /s/ Aisha Piracha
November 16, 1994             Typed or Printed Name of Notary

            TNP SECOND LIEN MORTGAGE MODIFICATION NO.2

<PAGE 10>